UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): March 16, 2011
CPEX Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation)

1-33895	26-1172076

(Commission file number)	(IRS Employer Identification Number)

2 Holland Way, Exeter, New Hampshire	03833

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (603) 658-6100
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Index to Exhibits
EX-99.1
EX-99.2
EX-99.3

Item 8.01. Other Events.
     On March 16, 2011, the Board of Directors (the “Board”) of CPEX Pharmaceuticals, Inc. (“CPEX”) completed its review of the unsolicited non-binding letter (the “Mangrove Letter”) received from Mangrove Partners (“Mangrove”) on March 14, 2011 regarding a potential alternative transaction involving a recapitalization of CPEX (the “Alternative Proposal”). Consistent with its fiduciary duties and the Agreement and Plan of Merger by and among FCB I Holdings Inc. (“FCB”), FCB I Acquisition Corp. and CPEX, dated as of January 3, 2011, the Board reviewed the Mangrove Letter in consultation with outside legal counsel and financial advisors and based on its evaluation has determined not to engage in discussions with Mangrove regarding the Alternative Proposal. On March 17, 2011, CPEX issued a press release regarding the Alternative Proposal which is attached hereto as Exhibit 99.1 and is hereby incorporated into this report by reference.
     On March 17, 2011, CPEX received an unsolicited, non-binding letter from Mangrove (the “Revised Mangrove Letter”) revising the terms of the Alternative Proposal. A copy of the Revised Mangrove Letter is attached hereto as Exhibit 99.2 and is hereby incorporated into this report by reference. Also on March 17, 2011, CPEX issued a press release regarding the Revised Mangrove Letter which is attached hereto as Exhibit 99.3 and is hereby incorporated into this report by reference.
ADDITIONAL INFORMATION AND WHERE TO FIND IT
     CPEX has filed with the Securities and Exchange Commission (the “SEC”) and furnished to its stockholders a definitive proxy statement in connection with the proposed transaction with FCB (the “Definitive Proxy Statement”). This communication may be deemed to be solicitation material in respect of the merger with FCB. Investors and security holders of CPEX are urged to read the Definitive Proxy Statement and the other relevant materials (when they become available) because such materials will contain important information about CPEX and the proposed transaction with FCB. The Definitive Proxy Statement and other relevant materials (when they become available), and any and all other documents filed by CPEX with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents CPEX files with the SEC by directing a written request to CPEX Pharmaceuticals, Inc., 2 Holland Way, Exeter, NH 03833, Attention: Chief Financial Officer. Copies of CPEX’s filings with the SEC may also be obtained at the “Investors” section of CPEX’s website at www.cpexpharm.com/investor.htm.
INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS (WHEN THEY BECOME AVAILABLE) BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION WITH FCB.
     CPEX and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the security holders of CPEX in connection with the proposed transaction with FCB. Information about those directors and executive officers of CPEX, including their ownership of CPEX securities, is set forth in the Definitive Proxy Statement (filed with the SEC on February 4, 2011) and in the proxy statement for CPEX’s 2010 Annual Meeting of Stockholders (filed with the SEC on April 9, 2010), as supplemented by other CPEX filings with the SEC. Investors and security holders may obtain additional information regarding the direct and indirect interests of CPEX and its directors and executive officers in the proposed transaction with FCB by reading the proxy statements and other public filings referred to above.
SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS
     Certain items in this document may constitute forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.

These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to: the proposed transaction with FCB; the performance of CPEX; the benefits of the proposed transaction with FCB and such other risks and uncertainties as are detailed in the Definitive Proxy Statement, in CPEX’s Annual Report on Form 10-K filed with the SEC on March 29, 2010, and in the other reports that CPEX periodically files with the SEC. Copies of CPEX’s filings with the SEC may be obtained by the methods described above. CPEX cautions investors not to place undue reliance on the forward-looking statements contained in this document or other filings with the SEC.
     The statements in this document reflect the expectations and beliefs of CPEX’s management only as of the date of this document and subsequent events and developments may cause these expectations and beliefs to change. CPEX undertakes no obligation to update or revise these statements, except as may be required by law. These forward-looking statements do not reflect the potential impact of any future dispositions or strategic transactions, including the proposed transaction with FCB, that may be undertaken. These forward-looking statements should not be relied upon as representing CPEX’s views as of any date after the date of this document.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Description
99.1	Press release regarding the Alternative Proposal issued on March 17, 2011 by CPEX Pharmaceuticals, Inc.

99.2	Letter from Mangrove Partners dated March 16, 2011

99.3	Press release regarding the Revised Mangrove Letter issued on March 17, 2011 by CPEX Pharmaceuticals, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CPEX PHARMACEUTICALS, INC. Registrant
By:	/s/ Robert P. Hebert
Robert P. Hebert
Vice President and Chief Financial Officer

Dated: March 17, 2011

Index to Exhibits

Exhibit
Number	Description
99.1	Press release regarding the Alternative Proposal issued on March 17, 2011 by CPEX Pharmaceuticals, Inc.

99.2	Letter from Mangrove Partners dated March 16, 2011

99.3	Press release regarding the Revised Mangrove Letter issued on March 17, 2011 by CPEX Pharmaceuticals, Inc.